UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

  OCTOBER 31, 2008

Annual Report to Shareholders

DWS Short Duration Fund

Contents

4 Performance Summary

11 Information About Your Fund's Expenses

13 Portfolio Management Review

20 Portfolio Summary

21 Investment Portfolio

29 Financial Statements

33 Financial Highlights

38 Notes to Financial Statements

47 Report of Independent Registered Public Accounting Firm

48 Tax Information

49 Investment Management Agreement Approval

54 Summary of Management Fee Evaluation by Independent Fee Consultant

59 Trustees and Officers

63 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. In the current market environment, mortgage-backed securities are experiencing increased volatility. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, may decline and the investor may lose principal value. Investors in the fund should be able to withstand fluctuations in the fixed income markets. The yield and value of the fund changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities a fund invests. All of these factors may result in greater share price volatility. Please read the fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2008

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 2.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2008 are 1.14%, 1.90%, 1.87% and 0.82% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended October 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return and rankings.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

On August 21, 2006, the fund was reorganized from DWS Short Duration Fund, a series of DWS Investments Trust (the "Predecessor Fund"), into DWS Short Duration Fund, a newly created series of the DWS Advisor Funds. This change in the legal entity had no economic impact relative to accounting or tax. Performance shown prior to August 21, 2006 is derived from the historical performance of the Predecessor Fund.

Returns shown for Class A, B and C shares for the periods prior to their inception on February 28, 2003 are derived from the historical performance of Institutional Class shares of DWS Short Duration Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/08
DWS Short Duration Fund	1-Year	3-Year	5-Year	10-Year
Class A	-5.19%	1.12%	1.50%	3.31%
Class B	-5.91%	.40%	.82%	2.59%
Class C	-5.92%	.39%	.82%	2.58%
Institutional Class	-4.95%	1.28%	1.62%	3.48%
Merrill Lynch 1-3 Year US Treasury Index+	6.85%	5.59%	3.81%	4.56%
Blended Index++	7.27%	5.58%	3.73%	3.94%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 10/31/08	$ 9.00	$ 9.00	$ 8.99	$ 9.01
10/31/07	$ 9.91	$ 9.91	$ 9.90	$ 9.92
Distribution Information: Twelve Months as of 10/31/08: Income Dividends	$ .42	$ .34	$ .34	$ .44
October Income Dividend	$ .0370	$ .0313	$ .0313	$ .0392
SEC 30-day Yield as of 10/31/08+++	4.81%	4.19%	4.18%	5.21%
Current Annualized Distribution Rate as of 10/31/08+++	4.85%	4.11%	4.11%	5.14%
+++ The SEC yield is net investment income per share earned over the month ended October 31, 2008, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 4.63, 3.97%, 4.00% and 5.03% for Class A, B, C and Institutional Class, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 4.67%, 3.89%, 3.93% and 4.96% for Class A, B, C and Institutional shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Institutional Class Lipper Rankings — Short Investment Grade Debt Funds Category as of 10/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	178	of	261	68
3-Year	123	of	211	59
5-Year	90	of	175	52
10-Year	43	of	84	50

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Short Duration Fund — Class A [] Merrill Lynch 1-3 Year US Treasury Index+ [] Blended Index++

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/08
DWS Short Duration Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,221	$10,054	$10,479	$13,473
	Average annual total return	-7.79%	.18%	.94%	3.03%
Class B	Growth of $10,000	$9,136	$9,937	$10,327	$12,910
	Average annual total return	-8.64%	-.21%	.65%	2.59%
Class C	Growth of $10,000	$9,408	$10,118	$10,415	$12,895
	Average annual total return	-5.92%	.39%	.82%	2.58%
Merrill Lynch 1-3 Year US Treasury Index+	Growth of $10,000	$10,685	$11,772	$12,056	$15,622
	Average annual total return	6.85%	5.59%	3.81%	4.56%
Blended Index++	Growth of $10,000	$10,727	$11,771	$12,011	$14,712
	Average annual total return	7.27%	5.58%	3.73%	3.94%

The growth of $10,000 is cumulative.

Growth of an Assumed $1,000,000 Investment
[] DWS Short Duration Fund — Institutional Class [] Merrill Lynch 1-3 Year US Treasury Index+ [] Blended Index++

Yearly periods ended October 31
Comparative Results as of 10/31/08
DWS Short Duration Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$950,500	$1,039,000	$1,083,400	$1,408,500
	Average annual total return	-4.95%	1.28%	1.62%	3.48%
Merrill Lynch 1-3 Year US Treasury Index+	Growth of $1,000,000	$1,068,500	$1,177,200	$1,205,600	$1,562,200
	Average annual total return	6.85%	5.59%	3.81%	4.56%
Blended Index++	Growth of $1,000,000	$1,072,700	$1,177,100	$1,201,100	$1,471,200
	Average annual total return	7.27%	5.58%	3.73%	3.94%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

+ Merrill Lynch 1-3 Year US Treasury Index is an unmanaged index of US Treasury obligations having maturities ranging from 1 to 2.99 years.
++ The Blended Index consists of the returns for the Barclays Capital Short Treasury Index (the Fund's former benchmark) (name changed from Lehman Brothers Short Treasury Index, effective November 3, 2008) from the Fund's inception to February 28, 2003 and the Merrill Lynch 1-3 Year US Treasury Index from March 31, 2003 to the report date. The advisor believes this blended benchmark more accurately reflects the Fund's historical performance. The Barclays Capital Short Treasury Index tracks public obligations of the US Treasury including bills, notes, bonds and coupons, with remaining maturities of one year or less.
Index returns unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2008 is 1.15% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended October 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return and rankings.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Return and rankings may differ by share class.

On August 21, 2006, the fund was reorganized from DWS Short Duration Fund, a series of DWS Investments Trust (the "Predecessor Fund"), into DWS Short Duration Fund, a newly created series of the DWS Advisor Funds. This change in the legal entity had no economic impact relative to accounting or tax. Performance shown prior to August 21, 2006 is derived from the historical performance of the Predecessor Fund.

Returns shown for Class S shares for the periods prior to its inception on February 1, 2005 are derived from the historical performance of Institutional Class shares of DWS Short Duration Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class S. Any difference in expenses will affect performance.

Average Annual Total Returns as of 10/31/08
DWS Short Duration Fund	1-Year	3-Year	5-Year	10-Year
Class S	-4.96%	1.23%	1.52%	3.34%
Merrill Lynch 1-3 Year US Treasury Index+	6.85%	5.59%	3.81%	4.56%
Blended Index++	7.27%	5.58%	3.73%	3.94%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 10/31/08	$ 9.00
10/31/07	$ 9.91
Distribution Information: Twelve Months as of 10/31/08: Income Dividends	$ .44
October Income Dividend	$ .0393
SEC 30-day Yield as of 10/31/08+++	5.22%
Current Annualized Distribution Rate as of 10/31/08+++	5.16%
+++ The SEC yield is net investment income per share earned over the month ended October 31, 2008, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 5.04% for Class S had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 4.98% for Class S had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class S Lipper Rankings — Short Investment Grade Debt Funds Category as of 10/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	179	of	261	69
3-Year	125	of	211	59

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Short Duration Fund — Class S [] Merrill Lynch 1-3 Year US Treasury Index+ [] Blended Index++

Yearly periods ended October 31
Comparative Results as of 10/31/08
DWS Short Duration Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$9,504	$10,374	$10,786	$13,889
	Average annual total return	-4.96%	1.23%	1.52%	3.34%
Merrill Lynch 1-3 Year US Treasury Index+	Growth of $10,000	$10,685	$11,772	$12,056	$15,622
	Average annual total return	6.85%	5.59%	3.81%	4.56%
Blended Index++	Growth of $10,000	$10,727	$11,771	$12,011	$14,712
	Average annual total return	7.27%	5.58%	3.73%	3.94%

The growth of $10,000 is cumulative.

+ Merrill Lynch 1-3 Year US Treasury Index is an unmanaged index of US Treasury obligations having maturities ranging from 1 to 2.99 years.
++ The Blended Index consists of the returns for the Barclays Capital Short Treasury Index (the Fund's former benchmark) (name changed from Lehman Brothers Short Treasury Index, effective November 3, 2008) from the Fund's inception to February 28, 2003 and the Merrill Lynch 1-3 Year US Treasury Index from March 31, 2003 to the report date. The advisor believes this blended benchmark more accurately reflects the Fund's historical performance. The Barclays Capital Short Treasury Index tracks public obligations of the US Treasury including bills, notes, bonds and coupons, with remaining maturities of one year or less.
Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2008 to October 31, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2008
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/08	$ 943.50	$ 940.00	$ 939.90	$ 944.70	$ 944.80
Expenses Paid per $1,000*	$ 3.42	$ 7.07	$ 7.07	$ 2.20	$ 2.20
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/08	$ 1,021.62	$ 1,017.85	$ 1,017.85	$ 1,022.87	$ 1,022.87
Expenses Paid per $1,000*	$ 3.56	$ 7.35	$ 7.35	$ 2.29	$ 2.29
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Short Duration Fund	.70%	1.45%	1.45%	.45%	.45%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Short Duration Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the DWS Short Duration Fund. DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Aberdeen Asset Management Inc. ("AAMI"), a US registered investment advisor, served as the subadvisor for the fund. AAMI provides a full range of international investment advisory services to institutional and retail clients.

AAMI is a direct wholly owned subsidiary of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983. Effective December 1, 2008, AAMI is no longer the subadvisor for the fund.

Portfolio Management Team

The following portfolio managers were responsible for the day-to-day management of the fund's investment portfolio for the period covered by this report.

Gary W. Bartlett, CFA

CIO for Active Fixed Income and senior portfolio manager specializing in taxable municipal, utility and government fixed income investments: Philadelphia.

• Joined Aberdeen Asset Management Inc. in 2005.

• Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1992 after nine years of experience as an analyst and fixed income portfolio manager at PNC Financial and credit analyst at First Pennsylvania Bank.

• BA from Bucknell University; MBA from Drexel University.

Warren S. Davis, III

Senior portfolio manager for mortgage- and asset-backed fixed income investments: Philadelphia.

• Joined Aberdeen Asset Management Inc. in 2005.

• Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1995 after nine years of experience as a trader, analyst and developer of analytical and risk management systems for PaineWebber and Merrill Lynch.

• BS from Pennsylvania State University; MBA from Drexel University.

Thomas J. Flaherty

Senior portfolio manager for corporate and taxable municipal fixed income investments: Philadelphia.

• Joined Aberdeen Asset Management Inc. in 2005.

• Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1995 after 10 years of fixed income experience, including vice president for US taxable fixed income securities at Prudential Securities.

• BA from SUNY Stony Brook.

J. Christopher Gagnier

Head of Core Plus Fixed Income product and senior portfolio manager for corporate and commercial mortgages: Philadelphia.

• Joined Aberdeen Asset Management Inc. in 2005.

• Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1997 after 17 years of experience in fixed income investments at Paine Webber and Continental Bank.

• BS from Wharton School of Business; MBA from University of Chicago.

Daniel R. Taylor, CFA

Senior portfolio manager for asset-backed and commercial mortgage fixed income investments: Philadelphia.

• Joined Aberdeen Asset Management Inc. in 2005.

• Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1998 after six years of experience as fixed income portfolio manager and senior credit analyst for CoreStates Investment Advisors.

• BS from Villanova University.

Timothy C. Vile, CFA

Senior portfolio manager for Core Fixed Income and Global Aggregate Fixed Income: Philadelphia.

• Joined Aberdeen Asset Management Inc. in 2005.

• Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1991 as member of Core Fixed Income; seconded to the London office from January 1999 to June 2002 to design and develop the firm's European Credit and Global Aggregate capabilities; before joining Deutsche Asset Management, he had six years of experience that included portfolio manager for fixed income portfolios at Equitable Capital Management.

• BS from Susquehanna University.

William T. Lissenden

Portfolio manager for Core Fixed Income: Philadelphia.

• Joined Aberdeen Asset Management Inc. in 2005.

• Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 2002 after 31 years of experience, including fixed income strategist and director of research at Conseco Capital Management, director of fixed income research and product management at Prudential Securities and national sales manager for fixed income securities at Prudential Securities.

• BS from St. Peter's College; MBA from Baruch College.

Effective December 1, 2008, the following portfolio managers are responsible for the day-to-day management of the fund's investment portfolio.

William Chepolis, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.

• Portfolio Manager for Retail Fixed Income: New York.

• Joined the fund in 2002.

• BIS, University of Minnesota.

Matthew F. MacDonald

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management and the fund in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps Credit Rating Company.

• Portfolio Manager for Retail Fixed Income: New York.

• BA, Harvard University; MBA, University of Chicago Graduate School of Business.

Gary Sullivan, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1996 and the fund in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

• Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.

• BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business

Eric S. Meyer, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 2006 after 16 years of experience in positions of increasing responsibility in corporate banking with First Chicago, Credit Agricole, and most recently, Bank of America's subsidiary, Flagship Capital Management. Prior to his corporate banking experience, he worked in trust management operations for 10 years at First Chicago and E.F. Hutton.

• Head of US Loan Portfolio Management, High Yield Strategies: New York.

• BA from State University of New York, Albany; MBA from Pace University.

In the following interview, the portfolio management team discusses the market environment, fund performance and its strategy in managing DWS Short Duration Fund during the 12-month period ended October 31, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How did the market perform?

A: Fixed-income investors faced "the perfect storm" during the 12-month period ended October 31, 2008. Unprecedented volatility was driven by a meltdown in the financial sector, total dysfunction within the fixed-income market pricing mechanism and economic weakness not seen in 80 years. Officials in Washington scrambled to find a solution, bailing out several large financial institutions, while allowing a major one, Lehman Brothers, to fail (in hindsight, a seminal event in the market meltdown). However, liquidity and functionality all but disappeared in the non-Treasury portions of the bond market. This induced massive price dislocations, which in turn resulted in an unprecedented underperformance versus Treasuries in most bond market sectors.

Treasury rates fell during the period in the context of a flight to quality among investors and massive liquidity injections to the financial system. To illustrate, the federal funds rate was cut by 3.50%, while two-year Treasury yields were down 2.38%.1 The Barclays Capital 1-3 Year Aggregate Bond Index returned 3.98% but underperformed comparable Treasuries by 2.84% for the period.2 All spread sectors in the short (1-3 year) market underperformed Treasuries, many to a degree which dwarfed prior periods of underperformance.3 High-grade corporate issues underperformed comparable Treasuries by 11%; commercial mortgage-backed securities lagged by 8%; and asset-backed securities lagged by 12%. Only agency-sponsored debentures and mortgage-backed securities produced returns within sight of comparable Treasuries, lagging by 1.36% and 0.71%, respectively.

Q: How did the fund perform during the period?

A: The DWS Short Duration Fund's Class A shares returned -5.19% for the 12-month period ending October 31, 2008. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 10 for the performance of other share classes and more complete performance information.) This compares with the -4.64% return for the average fund in the Lipper Short Investment Grade Debt Funds category.4 The fund underperformed the 7.27% return of its blended benchmark (see page 7 for definition of blended benchmark).

1 The federal funds rate is the overnight rate charged by banks when they borrow money from each other.
2 The Barclays Capital 1-3 Year Aggregate Bond Index (name changed from Lehman Brothers 1-3 Year Aggregate Bond Index, effective November 3, 2008) is an unmanaged index representing domestic taxable investment-grade bonds, including government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one to three years. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
3 "Spread sectors" are non-Treasury bond sectors of the fixed-income market.
4 The Lipper Short Investment Grade Debt Funds category consists of funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into this category. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: What factors contributed to and detracted from the fund's performance?

A: The fund's long-term emphasis on a value style of investing, which focuses upon security selection in high-quality non-Treasury securities, was severely challenged during the period. The market environment has been characterized by a massive imbalance between supply and demand within most spread sectors in the bond market. The growth of leveraged investors around the world, both traditional (e.g., commercial bank portfolios) and non-traditional (e.g., hedge funds and various special-purpose leveraged investment vehicles), in recent years created a growing investment pool for various forms of structured securities — a sector which, in turn, also grew dramatically. As a result, massive amounts of new securities had been purchased with leveraged (primarily borrowed) funds. But, with the unraveling of the relatively small subprime residential mortgage-backed securities sector, which began in mid-2007, a negative chain of events was initiated in which all non-Treasury sectors were impacted. Falling asset prices among structured securities have created a self-reinforcing negative spiral of pricing in the context of forced deleveraging across all classes of leveraged investors. Notably, the meltdown in the financial sector had the effect of undermining liquidity in the bond market. Bond dealers, the traditional providers of bond market liquidity, have been rendered unable to perform that role. This has, in turn, exacerbated a massive disconnect between the fundamental quality and the market pricing of securities. This decoupling is most evident among non-agency residential and commercial mortgage-backed securities and asset-backed securities, sectors to which the fund has significant exposure.

While multiple factors have contributed to the fund's returns for the period, the primary drivers of underperformance have been non-agency residential mortgages, commercial mortgages and asset backed securities. Given the distressed trading environment described above, prime non-agency mortgage bonds are priced well below even our conservative worst-case valuations, and were a major detractor from performance during the 12-month period. We believe this sector currently offers compelling value. Commercial mortgage backed securities (CMBS) also remain decoupled from fundamental value, most acutely at the very top of the capital structure where the vast majority of our exposure lies. In the current environment of deleveraging amidst illiquidity, even the highest quality CMBS spreads are being pressured wider. The same can be said for asset backed securities (ABS), which despite our efforts, had a material negative impact on results. Recent monoline insurer downgrades have put additional stress on the ABS sector.5 We selectively added subprime auto exposure as attractive issues became available, and asset-backed securities collateralized with auto loans now constitute a significant portion of the fund's ABS holdings.

5 Monoline insurers (also referred to as "monoline insurance companies" or simply "monolines") guarantee the timely repayment of bond principal and interest when an issuer defaults. They are so named because they originally provided services to only one industry

Q: On December 1, 2008, Deutsche Asset Management assumed all day-to-day advisory responsibilities for the fund that were previously delegated to the subadvisor. What is the view of the new team on the outlook for the fund and its current positioning?

A: The most likely scenario going forward is for continued weakening of the economy and lower inflation. While the implementation of the government rescue package has the potential to help restore a degree of liquidity and normalcy to the markets, the environment is likely to remain volatile for some time. We will seek to take advantage of opportunities created by liquidity-driven market dislocations, while also focusing strongly on portfolio diversification and risk management.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/08	10/31/07

Commercial and Non-Agency Mortgage-Backed Securities	34%	39%
Asset Backed	28%	18%
Government & Agency Obligations	15%	22%
Corporate Bonds	12%	11%
Collateralized Mortgage Obligations	6%	3%
Mortgage-Backed Securities Pass-Throughs	2%	1%
Preferred Securities	1%	4%
Municipal Bonds and Notes	1%	1%
Cash Equivalents	1%	1%
	100%	100%
Quality (Excludes Securities Lending Collateral)	10/31/08	10/31/07

US Government and Agencies	23%	26%
AAA*	56%	56%
AA	9%	1%
A	3%	4%
BBB	9%	12%
Below BBB	—	1%
	100%	100%
* Includes cash equivalents
Effective Maturity	10/31/08	10/31/07

Under 1 year	19%	25%
1-2.99 years	69%	59%
3-4.99 years	10%	14%
5-9.99 years	2%	2%
	100%	100%

Weighted average effective maturity: 1.9 years and 2.0 years, respectively.

Asset allocation, quality and effective maturity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2008

	Principal Amount ($)	Value ($)

Corporate Bonds 12.0%
Consumer Discretionary 2.5%
Comcast Cable Communications LLC, 6.875%, 6/15/2009	1,295,000	1,284,417
Time Warner Cable, Inc., 5.4%, 7/2/2012	2,243,000	2,010,580
Viacom, Inc., 5.75%, 4/30/2011	1,185,000	1,060,112
		4,355,109
Consumer Staples 1.5%
CVS Caremark Corp.:
3.111%**, 6/1/2010	2,252,000	2,034,684
6.302%, 6/1/2037	915,000	640,500
		2,675,184
Energy 0.0%
Enterprise Products Operation LP, 7.5%, 2/1/2011	80,000	79,077
Financials 4.9%
American General Finance Corp., Series H, 4.625%, 9/1/2010	625,000	300,569
Discover Financial Services, 3.349%**, 6/11/2010	560,000	397,729
Erac USA Finance Co., 144A, 5.8%, 10/15/2012	1,275,000	996,929
JPMorgan Chase & Co., 4.85%, 6/16/2011	4,330,000	4,238,871
Simon Property Group LP, (REIT), 5.375%, 6/1/2011	2,305,000	2,064,049
Xstrata Finance Canada Ltd., 144A, 5.5%, 11/16/2011	613,000	562,482
		8,560,629
Information Technology 1.2%
Tyco Electronics Group SA, 6.0%, 10/1/2012	305,000	287,005
Xerox Corp., 7.125%, 6/15/2010	2,000,000	1,802,940
		2,089,945
Telecommunication Services 1.8%
British Telecommunications PLC, 8.625%, 12/15/2010	1,879,000	1,856,508
Telecom Italia Capital, 6.2%, 7/18/2011	1,432,000	1,215,028
		3,071,536
Utilities 0.1%
Commonwealth Edison Co., Series 98, 6.15%, 3/15/2012	140,000	133,394
Total Corporate Bonds (Cost $23,440,871)		20,964,874

Asset-Backed 28.7%
Automobile Receivables 22.3%
AmeriCredit Automobile Receivables Trust:
"A4", Series 2004-DF, 3.43%, 7/6/2011	251,336	241,590
"A2", Series 2006-RM, 5.42%, 8/8/2011	919,538	884,326
"A2", Series 2007-CM, 5.43%, 11/8/2010	498,228	497,383
"A3A", Series 2007-DF, 5.49%, 7/6/2012	550,000	527,194
AmeriCredit Prime Automobile Receivables Trust:
"A3", Series 2007-2M, 5.22%, 6/8/2012	1,925,000	1,822,238
"A2A", Series 2007-2M, 5.34%, 11/8/2010	679,521	676,179
Capital One Prime Auto Receivables Trust, "A3", Series 2007-1, 5.47%, 6/15/2011	1,000,000	988,582
Credit Acceptance Auto Dealer Loan Trust, "A1A", Series 2007-2, 144A, 6.16%, 4/15/2013	2,550,000	2,414,651
Daimler Chrysler Auto Trust, "A2A", Series 2008-B, 3.81%, 7/8/2011	1,280,000	1,245,935
Drive Auto Receivables Trust:
"A2", Series 2006-2, 144A, 5.3%, 7/15/2011	301,213	300,170
"A3", Series 2006-1, 144A, 5.49%, 5/15/2011	214,549	214,220
GS Auto Loan Trust, "A4", Series 2006-1, 5.38%, 1/15/2014	1,375,000	1,298,789
Household Automotive Trust:
"A4", Series 2005-1, 4.35%, 6/18/2012	824,833	804,726
"A4", Series 2005-3, 4.94%, 11/19/2012	1,440,000	1,357,334
"A4", Series 2006-3, 5.34%, 9/17/2013	1,355,000	1,245,104
"A4", Series 2006-1, 5.52%, 3/18/2013	1,590,000	1,465,465
Huntington Auto Trust, "A3A", Series 2008-1A, 144A, 4.81%, 4/16/2012	3,000,000	2,830,460
Hyundai Auto Receivables Trust:
"A3", Series 2008-A, 4.93%, 12/17/2012	1,975,000	1,871,800
"A3A", Series 2007-A, 5.04%, 1/17/2012	1,685,000	1,658,760
"D", Series 2006-A, 5.52%, 11/15/2012	394,883	382,683
LAI Vehicle Lease Securitization Trust, "A", Series 2005-A, 144A, 4.56%, 11/15/2012	174,411	174,847
Long Beach Auto Receivables Trust, "A3", Series 2006-B, 5.17%, 8/15/2011	550,382	539,865
Nissan Auto Receivables Owner Trust, "A4", Series 2005-C, 4.31%, 3/15/2011	1,270,238	1,256,877
Triad Auto Receivables Owner Trust:
"A4", Series 2005-A, 4.22%, 6/12/2012	700,561	655,467
"A4", Series 2006-A, 4.88%, 4/12/2013	3,110,000	2,805,726
"A2", Series 2007-A, 5.35%, 3/14/2011	319,953	318,876
Wachovia Auto Owner Trust:
"A4", Series 2005-A, 4.23%, 11/21/2011	997,473	967,196
"A3A", Series 2008-A, 4.81%, 9/20/2012	3,975,000	3,739,548
"A3", Series 2006-2A, 144A, 5.23%, 8/22/2011	1,348,000	1,337,846
"A4", Series 2006-A, 5.38%, 3/20/2013	1,635,000	1,524,139
WFS Financial Owner Trust:
"C", Series 2005-2, 4.62%, 11/19/2012	1,000,000	946,276
"D", Series 2005-3, 4.76%, 5/17/2013	710,000	523,850
World Omni Auto Receivables Trust, "A3A", Series 2007-B, 5.28%, 1/17/2012	1,620,000	1,594,664
		39,112,766
Home Equity Loans 4.1%
Bayview Financial Acquisition Trust, "1A1", Series 2006-C, 6.035%, 11/28/2036	395,832	385,751
Carrington Mortgage Loan Trust, "A1", Series 2006-NC4, 3.309%**, 10/25/2036	335,544	332,299
Chase Funding Mortgage Loan Asset-Backed Certificates, "1A3", Series 2003-6, 3.34%, 5/25/2026	36,690	36,558
Citifinancial Mortgage Securities, Inc., "AF2", Series 2004-1, 2.645%, 4/25/2034	214,818	209,375
Countrywide Asset-Backed Certificates:
"2A3", Series 2005-12, 5.069%, 2/25/2036	384,877	362,022
"A1B", Series 2007-S1, 5.888%, 11/25/2036	595,335	523,320
Credit-Based Asset Servicing and Securitization LLC:
"A4", Series 2004-CB4, 5.497%, 5/25/2035	40,055	40,039
"A2A", Series 2007-CB2, 5.891%, 2/25/2037	649,210	613,332
First Franklin Mortgage Loan Asset-Backed Certificates:
"A2A", Series 2007-FFC, 3.409%**, 6/25/2027	841,168	396,210
"2A2", Series 2005-FFH4, 3.449%**, 12/25/2035	79,356	78,919
Household Home Equity Loan Trust:
"A2F", Series 2006-4, 5.32%, 3/20/2036	590,000	545,565
"A1F", Series 2006-4, 5.79%, 3/20/2036	134,174	132,666
"A1F", Series 2006-3, 5.98%, 3/20/2036	205,683	203,094
JPMorgan Mortgage Acquisition Corp., "AF1B", Series 2007-CH1, 5.935%, 11/25/2036	820,227	791,636
New Century Home Equity Loan Trust, "A2", Series 2005-A, 4.461%, 8/25/2035	8,033	7,998
Renaissance Home Equity Loan Trust:
"AF3", Series 2005-2, 4.499%, 8/25/2035	568,288	562,186
"AF1", Series 2006-4, 5.545%, 1/25/2037	235,990	231,788
"AF2", Series 2006-3, 5.58%, 11/25/2036	569,501	552,169
"AF1", Series 2007-2, 5.893%, 6/25/2037	575,243	548,128
Residential Asset Mortgage Products, Inc., "AI5", Series 2002-RS3, 5.572%, 6/25/2032	747,855	647,469
Securitized Asset-Backed NIM Trust, "NIM", Series 2005-FR4, 144A, 6.0%, 1/25/2036*	209,756	21
Southern Pacific Secured Assets Corp., "A8", Series 1998-2, 6.37%, 7/25/2029	68,762	61,758
		7,262,303
Miscellaneous 2.3%
Caterpillar Financial Asset Trust, "A2A", Series 2008-A, 4.09%, 12/27/2010	1,840,000	1,824,006
CNH Equipment Trust, "A3A", Series 2008-B, 4.78%, 7/16/2012	2,280,000	2,208,407
		4,032,413
Total Asset-Backed (Cost $53,012,454)		50,407,482

Mortgage-Backed Securities Pass-Throughs 1.9%
Federal Home Loan Mortgage Corp.:
5.5%, 3/1/2010	133,402	134,530
6.0%, 11/1/2009	39,822	40,118
7.0%, 3/1/2013	44,373	45,562
Federal National Mortgage Association:
5.347%**, 9/1/2038	1,469,548	1,460,284
6.0%,with various maturities from 6/1/2009 until 2/1/2010	76,856	77,181
7.0%, 4/1/2038	663,086	684,792
Government National Mortgage Association, 6.5%, 8/20/2034	961,618	974,765
Total Mortgage-Backed Securities Pass-Throughs (Cost $3,490,404)		3,417,232

Commercial and Non-Agency Mortgage-Backed Securities 34.3%
ABN AMRO Mortgage Corp., "A5", Series 2003-4, 4.75%, 3/25/2033	58,581	58,549
American Home Mortgage Investment Trust, "5A3", Series 2005-2, 5.077%, 9/25/2035	753,604	657,262
Banc of America Commercial Mortgage, Inc., "A1", Series 2005-4, 4.432%, 7/10/2045	490,946	477,133
Banc of America Mortgage Securities:
"3A1", Series 2003-H, 4.535%**, 9/25/2033	940,860	867,953
"1A1", Series 2004-G, 4.711%**, 8/25/2034	377,976	341,997
"2A2", Series 2003-1, 5.25%, 2/25/2018	249,129	254,580
Bear Stearns Adjustable Rate Mortgage Trust:
"A1", Series 2006-1, 4.625%**, 2/25/2036	795,709	633,754
"22A1", Series 2007-4, 5.996%**, 6/25/2047	1,935,138	1,406,253
Bear Stearns Alternative-A Trust, "6A1", Series 2004-9, 5.581%**, 9/25/2034	232,560	146,143
Cendant Mortgage Corp.:
"1A1", Series 2003-9, 5.25%, 11/25/2033	359,306	354,656
"A5", Series 2003-1, 5.5%, 2/25/2033	420,063	412,939
Chase Mortgage Finance Corp.:
"2A1", Series 2004-S3, 5.25%, 3/25/2034	868,648	865,499
"3A1", Series 2005-A1, 5.286%**, 12/25/2035	1,564,431	1,203,271
Citicorp Mortgage Securities, Inc.:
"1A1", Series 2003-5, 5.5%, 4/25/2033	91,458	91,609
"1A1", Series 2004-8, 5.5%, 10/25/2034	876,661	823,714
Citigroup Mortgage Loan Trust, Inc.:
"2A1", Series 2006-AR1, 4.7%**, 3/25/2036	830,359	658,202
"1A2", Series 2006-AR2, 5.523%**, 3/25/2036	2,349,176	1,744,241
"1A4A", Series 2006-AR7, 5.772%**, 11/25/2036	840,164	672,337
"1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	621,363	567,577
Countrywide Alternative Loan Trust:
"1A1", Series 2004-2CB, 4.25%, 3/25/2034	335,105	306,084
"A2", Series 2003-6T2, 5.0%, 6/25/2033	4,715	4,704
"2A1", Series 2004-28CB, 5.0%, 1/25/2035	194,409	187,930
"A2", Series 2004-29CB, 5.0%, 1/25/2035	325,426	293,526
"A2", Series 2002-18, 5.25%, 2/25/2033	587,809	553,566
"1A5", Series 2003-J1, 5.25%, 10/25/2033	290,887	267,826
"1A15", Series 2005-J10, 5.5%, 10/25/2035	536,071	505,406
"1A1", Series 2004-J1, 6.0%, 2/25/2034	82,082	69,719
"A4", Series 2002-11, 6.25%, 10/25/2032	102,410	97,370
Countrywide Home Loan Mortgage Pass-Through Trust:
"A15", Series 2002-34, 4.75%, 1/25/2033	472,481	460,154
"2A17", Series 2004-13, 5.75%, 8/25/2034	675,599	665,751
Countrywide Home Loans:
"3A6", Series 2003-56, 4.49%, 12/25/2033	546,145	528,160
"5A1", Series 2005-HY10, 5.611%**, 2/20/2036	629,179	446,667
Credit Suisse First Boston Mortgage Securities Corp., "F", Series 2001-CK1, 144A, 6.65%, 12/18/2035	1,300,000	1,267,028
Credit Suisse Mortgage Capital Certificates, Inc., "3A1", Series 2006-9, 6.0%, 11/25/2036	716,887	573,061
First Horizon Mortgage Pass-Through Trust:
"1A1", Series 2007-AR1, 5.832%**, 5/25/2037	643,898	502,429
GMAC Commercial Mortgage Securities, Inc.:
"A2", Series 1999-C1, 6.175%, 5/15/2033	172,180	171,665
"A2", Series 1999-C3, 7.179%, 8/15/2036	2,190,588	2,182,116
"A1B", Series 1999-C3, 7.273%, 8/15/2036	788,781	785,999
Greenwich Capital Commercial Funding Corp., "A2", Series 2007-GG9, 5.381%, 3/10/2039	675,000	588,317
GSR Mortgage Loan Trust:
"1A2" Series 2004-7, 4.513%**, 6/25/2034	261,428	244,612
"1A1", Series 2007-AR2, 5.779%**, 5/25/2047	686,236	471,731
"2A1", Series 2007-AR1, 5.998%**, 3/25/2047	2,739,600	1,802,164
"1A2", Series 2005-AR2, 6.321%**, 4/25/2035	382,002	287,998
IndyMac INDA Mortgage Loan Trust, "1A1", Series 2006-AR3, 5.332%**, 12/25/2036	886,335	645,562
IndyMac Index Mortgage Loan Trust, "3A1", Series 2006-AR33, 5.766%**, 1/25/2037	350,842	270,741
JPMorgan Alternative Loan Trust, "3A1A", Series 2006-S1, 5.35%, 3/25/2036	387,434	377,052
JPMorgan Chase Commercial Mortgage Securities Corp., "A2", Series 2002-C1, 4.914%, 7/12/2037	842,017	813,270
JPMorgan Mortgage Trust:
"6A1", Series 2007-A1, 4.776%**, 7/25/2035	1,088,109	877,433
"2A7", Series 2005-A8, 4.946%**, 11/25/2035	990,000	706,583
"3A2", Series 2005-A4, 5.165%**, 7/25/2035	954,215	927,097
LB-UBS Commercial Mortgage Trust:
"A2", Series 2003-C7, 4.064%, 9/15/2027	1,461,808	1,411,672
"A3", Series 2001-C7, 5.642%, 12/15/2025	672,728	652,557
Master Adjustable Rate Mortgages Trust, "3A6",Series 2004-13, 3.788%**, 11/21/2034	1,640,000	1,445,992
Master Asset Securitization Trust, "2A1", Series 2004-4, 5.0%, 4/25/2034	673,133	653,313
Merrill Lynch Mortgage Investors Trust, "A2", Series 2005-A5, 4.566%, 6/25/2035	110,000	94,350
MLCC Mortgage Investors, Inc., "1A", Series 2004-1, 5.869%**, 12/25/2034	184,568	158,938
Morgan Stanley Capital I:
"A2", Series 2005-HQ5, 4.809%, 1/14/2042	1,497,367	1,435,477
"A2", Series 2007-HQ11, 5.359%, 2/12/2044	900,000	785,752
Morgan Stanley Mortgage Loan Trust, "5A2", Series 2006-8AR, 5.417%**, 6/25/2036	839,962	726,524
Prudential Securities Secured Financing Corp., "F", Series 1999-C2, 7.559%**, 6/16/2031	1,500,000	1,497,450
Residential Accredit Loans, Inc.:
"A6", Series 2002-QS19, 5.125%, 12/25/2032	624,069	622,609
"1A1", Series 2004-QS16, 5.5%, 12/25/2034	544,071	450,049
Residential Asset Mortgage Products, Inc., "A4", Series 2004-SL4, 7.0%, 7/25/2032	666,716	568,584
Residential Asset Securitization Trust:
"2A1", Series 2003-A15, 5.25%, 2/25/2034	225,494	222,075
"A1", Series 2004-A1, 5.25%, 4/25/2034	315,746	283,223
Residential Funding Mortgage Securities I, Inc.:
"A2", Series 2003-S3, 5.25%, 2/25/2018	293,721	295,851
"2A2", Series 2007-SA1, 5.621%**, 2/25/2037	661,798	454,405
Sequoia Mortgage Trust:
"2AA1", Series 2007-3, 5.644%**, 7/20/2037	1,141,891	856,751
"4A1", Series 2007-1, 5.788%**, 9/20/2046	916,453	691,014
Structured Asset Securities Corp., "3A2", 2003-24A, 4.907%**, 7/25/2033	944,137	707,549
SunTrust Adjustable Rate Mortgage Loan Trust, "2A1", Series 2007-2, 5.682%**, 4/25/2037	2,395,208	1,880,257
TIAA Real Estate CDO Ltd., "A4", Series 2001-C1A, 144A, 6.68%, 6/19/2031	1,202,571	1,192,212
Wachovia Bank Commercial Mortgage Trust, "A1", Series 2007-C30, 5.031%, 12/15/2043	1,941,205	1,832,313
Washington Mutual Mortgage Pass-Through Certificates:
"1A3", Series 2005-AR16, 5.103%**, 12/25/2035	390,000	257,934
"1A3A", Series 2005-AR18, 5.253%**, 1/25/2036	1,550,000	1,077,739
"A7", Series 2003-AR4, 5.297%**, 5/25/2033	435,264	406,499
"1A1", Series 2006-AR18, 5.342%**, 1/25/2037	477,676	357,840
"4A1", Series 2007-HY3, 5.349%**, 3/25/2037	1,203,992	882,268
"1A1", Series 2007-HY4, 5.542%**, 4/25/2037	744,234	480,758
"1A1", Series 2006-AR16, 5.602%**, 12/25/2036	1,653,326	1,146,683
"1A1", Series 2007-HY2, 5.612%**, 12/25/2036	1,036,463	763,561
"1A3", Series 2006-AR8, 5.878%**, 8/25/2046	1,165,000	782,669
"3A1", Series 2007-HY7, 5.904%**, 7/25/2037	1,643,652	1,125,997
Wells Fargo Mortgage-Backed Securities Trust:
"1A1", Series 2005-9, 4.75%, 10/25/2035	600,444	547,190
"4A2", Series 2005-AR16, 4.993%**, 10/25/2035	1,105,000	657,623
"4A1", Series 2006-AR10, 5.561%**, 7/25/2036	1,713,641	1,246,253
"1A3", Series 2006-6, 5.75%, 5/25/2036	1,097,206	1,035,810
"A5", Series 2003-A, 6.852%**, 2/25/2033	336,621	329,641
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $70,466,899)		60,136,772

Collateralized Mortgage Obligations 6.5%
Federal Home Loan Mortgage Corp.:
"ND", Series 2715, 4.5%, 3/15/2016	1,915,000	1,925,178
"WJ", Series 2557, 5.0%, 7/15/2014	327,007	329,525
"QA", Series 3113, 5.0%, 11/15/2025	750,386	759,407
"HL", Series 3176, 5.0%, 2/15/2028	2,150,090	2,153,075
"AB", Series 3197, 5.5%, 8/15/2013	767,286	774,290
"WB", Series 2665, 5.5%, 7/15/2027	2,080,000	2,102,144
"QE", Series 2113, 6.0%, 11/15/2027	48,754	48,805
"PE", Series 2123, 6.0%, 12/15/2027	17,669	17,675
"LA", Series 1343, 8.0%, 8/15/2022	218,356	219,279
"PK", Series 1751, 8.0%, 9/15/2024	697,482	710,337
Federal National Mortgage Association:
"QK", Series 2003-37, 4.0%, 7/25/2027	573,084	570,089
"BX", Series 2005-77, 4.5%, 7/25/2028	1,868,218	1,875,284
Total Collateralized Mortgage Obligations (Cost $11,561,819)		11,485,088

Preferred Securities 0.7%
Financials
Banco Mercantil del Norte SA, Series A, 144A, 6.135%, 10/13/2016	357,000	324,770
Oil Insurance Ltd., 144A, 7.558%, 6/30/2011 (a)	1,325,000	670,424
Stoneheath Re, 6.868%, 10/15/2011 (a)	525,000	224,805
Total Preferred Securities (Cost $2,207,945)		1,219,999

Government & Agency Obligations 14.8%
US Treasury Obligations
US Treasury Notes:
1.5%, 10/31/2010	9,233,000	9,214,248
2.0%, 9/30/2010	456,000	460,239
2.75%, 10/31/2013	2,349,000	2,339,111
4.75%, 5/31/2012	500,000	546,679
4.875%, 4/30/2011 (b)	12,423,000	13,430,431
Total Government & Agency Obligations (Cost $25,781,078)		25,990,708

Municipal Bonds and Notes 0.9%
La Vernia, TX, Higher Education Finance Corp. Revenue, Southwest Winners, Series B, 144A, 5.7%, 2/15/2011 (c)	515,000	513,357
Sacramento County, CA, Airport System Revenue, Series C, 5.2%, 7/1/2012 (c)	1,075,000	1,089,663
Total Municipal Bonds and Notes (Cost $1,591,098)		1,603,020
	Shares	Value ($)

Securities Lending Collateral 8.0%
Daily Assets Fund Institutional, 2.63% (d) (e) (Cost $14,006,933)	14,006,933	14,006,933

Cash Equivalents 0.5%
Cash Management QP Trust, 2.30% (d) (Cost $814,866)	814,866	814,866
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $206,374,367)+	108.3	190,046,974
Other Assets and Liabilities, Net	(8.3)	(14,588,893)
Net Assets	100.0	175,458,081
* Non-income producing security.
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rates as of October 31, 2008.
+ The cost for federal income tax purposes was $206,413,075. At October 31, 2008, net unrealized depreciation for all securities based on tax cost was $16,366,101. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $311,700 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $16,677,801.
(a) Date shown is call date; not a maturity date for the perpetual preferred securities.
(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2008 amounted to $13,430,431, which is 7.7% of net assets.
(c) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
American Capital Access	0.3%
Financial Security Assurance, Inc.	0.6%
(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CDO: Collateralized Debt Obligation

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues have similar coupon rates and have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2008
Assets
Investments: Investments in securities, at value (cost $191,552,568) — including $13,430,431 of securities loaned	$ 175,225,175
Investment in Daily Assets Fund Institutional (cost $14,006,933)*	14,006,933
Investment in Cash Management QP Trust (cost $814,866)	814,866
Total investments, at value (cost $206,374,367)	190,046,974
Cash	302,811
Receivable for investments sold	818,707
Interest receivable	1,061,799
Receivable for Fund shares sold	229,465
Other assets	44,414
Total assets	192,504,170
Liabilities
Payable for investments purchased	1,539,534
Distributions payable	98,594
Payable for Fund shares redeemed	1,190,675
Payable upon return of securities loaned	14,006,933
Accrued management fee	34,640
Other accrued expenses and payables	175,713
Total liabilities	17,046,089
Net assets, at value	$ 175,458,081
Net Assets Consist of
Undistributed net investment income	120,103
Net unrealized appreciation (depreciation) on investments	(16,327,393)
Accumulated net realized gain (loss)	(5,281,678)
Paid-in capital	196,947,049
Net assets, at value	$ 175,458,081
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2008 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($134,547,070 ÷ 14,957,046 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 9.00
Maximum offering price per share (100 ÷ 97.25 of $9.00)	$ 9.25

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($5,619,519 ÷ 624,336 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 9.00

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($20,871,987 ÷ 2,321,936 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 8.99
Class S Net Asset Value, offering and redemption price(a) per share ($3,692,605 ÷ 410,160 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 9.00

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($10,726,900 ÷ 1,190,889 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 9.01
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2008
Investment Income
Income: Interest	$ 8,107,809
Interest — Cash Management QP Trust	161,882
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	317,860
Total Income	8,587,551
Expenses: Management fee	698,193
Administration fee	174,548
Services to shareholders	162,049
Distribution and service fees	576,779
Custodian fee	11,571
Professional fees	66,832
Trustees' fees and expenses	7,741
Reports to shareholders	66,970
Registration fees	63,830
Other	20,035
Total expenses before expense reductions	1,848,548
Expense reductions	(454,874)
Total expenses after expense reductions	1,393,674
Net investment income	7,193,877
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(2,178,775)
Change in net unrealized appreciation (depreciation) on investments	(15,725,332)
Net gain (loss)	(17,904,107)
Net increase (decrease) in net assets resulting from operations	$ (10,710,230)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2008	2007
Operations: Net investment income	$ 7,193,877	$ 4,811,056
Net realized gain (loss)	(2,178,775)	(195,311)
Change in net unrealized appreciation (depreciation)	(15,725,332)	198,176
Net increase (decrease) in net assets resulting from operations	(10,710,230)	4,813,921
Distributions to shareholders from: Net investment income: Class A	(5,495,072)	(2,950,099)
Class B	(203,409)	(232,457)
Class C	(783,417)	(800,197)
Class S	(97,086)	(41,280)
Institutional Class	(609,981)	(788,949)
Total distributions	(7,188,965)	(4,812,982)
Fund share transactions: Proceeds from shares sold	159,613,918	58,679,283
Reinvestment of distributions	6,226,299	3,814,419
Cost of shares redeemed	(104,918,781)	(45,458,735)
Redemption fees	6,393	3,192
Net increase (decrease) in net assets from Fund share transactions	60,927,829	17,038,159
Increase (decrease) in net assets	43,028,634	17,039,098
Net assets at beginning of period	132,429,447	115,390,349
Net assets at end of period (including undistributed net investment income of $120,103 and $115,191, respectively)	$ 175,458,081	$ 132,429,447

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 9.91	$ 9.91	$ 9.89	$ 10.06	$ 10.07
Income (loss) from investment operations: Net investment income[a]	.41	.43	.41	.31	.27
Net realized and unrealized gain (loss)	(.90)	.00*	.02	(.16)	(.00)*
Total from investment operations	(.49)	.43	.43	.15	.27
Less distributions from: Net investment income	(.42)	(.43)	(.41)	(.32)	(.27)
Net realized gains	—	—	—	—	(.01)
Total distributions	(.42)	(.43)	(.41)	(.32)	(.28)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 9.00	$ 9.91	$ 9.91	$ 9.89	$ 10.06
Total Return (%)[b,c]	(5.19)	4.41	4.44	1.50	2.68
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	135	86	63	79	82
Ratio of expenses before expense reductions (%)	.95	1.14	1.03	.91	.89
Ratio of expenses after expense reductions (%)	.70	.70	.58	.55	.55
Ratio of net investment income (%)	4.22	4.31	4.16	3.15	2.69
Portfolio turnover rate (%)	181	230	198	161	236
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class B Years Ended October 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 9.91	$ 9.91	$ 9.89	$ 10.06	$ 10.07
Income (loss) from investment operations: Net investment income[a]	.34	.35	.35	.25	.21
Net realized and unrealized gain (loss)	(.91)	.00*	.02	(.16)	(.01)
Total from investment operations	(.57)	.35	.37	.09	.20
Less distributions from: Net investment income	(.34)	(.35)	(.35)	(.26)	(.20)
Net realized gains	—	—	—	—	(.01)
Total distributions	(.34)	(.35)	(.35)	(.26)	(.21)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 9.00	$ 9.91	$ 9.91	$ 9.89	$ 10.06
Total Return (%)[b,c]	(5.91)	3.60	3.81	.88	2.04
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	6	8	9	11
Ratio of expenses before expense reductions (%)	1.84	1.90	1.77	1.65	1.64
Ratio of expenses after expense reductions (%)	1.45	1.45	1.19	1.15	1.15
Ratio of net investment income (%)	3.47	3.56	3.55	2.55	2.09
Portfolio turnover rate (%)	181	230	198	161	236
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class C Years Ended October 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 9.90	$ 9.90	$ 9.88	$ 10.05	$ 10.06
Income (loss) from investment operations: Net investment income[a]	.34	.35	.35	.25	.21
Net realized and unrealized gain (loss)	(.91)	.00*	.02	(.16)	(.01)
Total from investment operations	(.57)	.35	.37	.09	.20
Less distributions from: Net investment income	(.34)	(.35)	(.35)	(.26)	(.20)
Net realized gains	—	—	—	—	(.01)
Total distributions	(.34)	(.35)	(.35)	(.26)	(.21)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 8.99	$ 9.90	$ 9.90	$ 9.88	$ 10.05
Total Return (%)[b,c]	(5.92)	3.61	3.81	.88	2.03
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	21	24	31	37
Ratio of expenses before expense reductions (%)	1.74	1.87	1.79	1.65	1.64
Ratio of expenses after expense reductions (%)	1.45	1.45	1.19	1.15	1.15
Ratio of net investment income (%)	3.47	3.56	3.55	2.55	2.09
Portfolio turnover rate (%)	181	230	198	161	236
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class S Years Ended October 31,	2008	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.91	$ 9.91	$ 9.89	$ 10.01
Income (loss) from investment operations: Net investment income[b]	.43	.45	.40	.23
Net realized and unrealized gain (loss)	(.90)	.00***	.01	(.11)
Total from investment operations	(.47)	.45	.41	.12
Less distributions from: Net investment income	(.44)	(.45)	(.39)	(.24)
Redemption fees	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 9.00	$ 9.91	$ 9.91	$ 9.89
Total Return (%)[c]	(4.96)	4.67	4.29	1.19**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	1.6		.3
Ratio of expenses before expense reductions (%)	.75	1.15	.98	.92*
Ratio of expenses after expense reductions (%)	.45	.45	.71	.74*
Ratio of net investment income (%)	4.47	4.56	4.03	3.07*
Portfolio turnover rate (%)	181	230	198	161
[a] For the period from February 1, 2005 (commencement of operations of Class S shares) to October 31, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 9.92	$ 9.92	$ 9.90	$ 10.07	$ 10.07
Income (loss) from investment operations: Net investment income[a]	.43	.45	.41	.31	.27
Net realized and unrealized gain (loss)	(.90)	.00*	.02	(.16)	(.00)*
Total from investment operations	(.47)	.45	.43	.15	.27
Less distributions from: Net investment income	(.44)	(.45)	(.41)	(.32)	(.26)
Net realized gains	—	—	—	—	(.01)
Total distributions	(.44)	(.45)	(.41)	(.32)	(.27)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 9.01	$ 9.92	$ 9.92	$ 9.90	$ 10.07
Total Return (%)[b]	(4.95)	4.64	4.47	1.50	2.74
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	18	19	33	58
Ratio of expenses before expense reductions (%)	.68	.82	.77	.66	.62
Ratio of expenses after expense reductions (%)	.45	.45	.56	.55	.55
Ratio of net investment income (%)	4.47	4.56	4.18	3.15	2.69
Portfolio turnover rate (%)	181	230	198	161	236
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Short Duration Fund (the "Fund") is a diversified series of DWS Advisor Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

New Accounting Pronouncement. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the levels of inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2008, the Fund had a net tax basis capital loss carryforward of approximately $5,243,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2012 ($83,000), October 31, 2013 ($1,646,000), October 31, 2014 ($1,157,000), October 31, 2015 ($190,000) and October 31, 2016 ($2,167,000) the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2008, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ 218,698
Capital loss carryforwards	$ (5,243,000)
Net unrealized appreciation (depreciation) on investments	$ (16,366,101)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2008	2007
Distributions from ordinary income	$ 7,188,965	$ 4,812,982

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended October 31, 2008, purchases and sales of investment securities (excluding short-term investments and US Treasury securities) aggregated $118,421,670 and $52,011,251, respectively. Purchases and sales of US Treasury securities aggregated $247,592,389 and $250,903,633, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Prior to December 1, 2008, pursuant to a written contract, Aberdeen Asset Management Inc. ("AAMI"), a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, served as subadvisor to the Fund. AAMI was paid for its services by the Advisor from its fee as investment advisor to the Fund. The Fund's board has approved the termination of AAMI as the Fund's subadvisor. Effective December 1, 2008 the Advisor assumed all day-to-day advisory responsibilities that were previously delegated to AAMI.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.400%
Next $500 million of such net assets	.385%
Next $1.0 billion of such net assets	.370%
Over $2.0 billion of such net assets	.355%

For the period from November 1, 2007 through November 30, 2009, the Advisor has contractually agreed to waive 0.182% of its management fee.

For the period from November 1, 2007 through February 28, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	.92%
Class B	1.67%
Class C	1.67%
Class S	.67%
Institutional Class	.67%

In addition, the Advisor has voluntarily agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	.70%
Class B	1.45%
Class C	1.45%
Class S	.45%
Institutional Class	.45%

This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

Accordingly for the year ended October 31, 2008, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $330,228 and the amount charged aggregated $367,965, which was equivalent to an annual effective rate of 0.21% of the Fund's average daily net assets.

In addition, the Advisor reimbursed $171 and $2,862 of sub-recordkeeping expenses for Class S and Institutional Class shares, respectively.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2008, the Advisor received an Administration Fee of $174,548, of which $15,861 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2008, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived
Class A	$ 33,566	$ 33,566
Class B	10,362	10,362
Class C	13,642	13,642
Class S	2,003	2,003
Institutional Class	2,715	2,715
	$ 62,288	$ 62,288

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2008
Class B	$ 43,258	$ 4,689
Class C	166,818	16,318
	$ 210,076	$ 21,007

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at October 31, 2008	Annual Effective Rate
Class A	$ 296,593	$ 45,619	$ 13,142.19%
Class B	14,362	1,031	186.23%
Class C	55,748	7,333	802.22%
	$ 366,703	$ 53,983	$ 14,130

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2008, aggregated $10,045.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2008, the CDSC for the Class B and C shares aggregated $13,011 and $4,929, respectively. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2008, DIDI received $2,471 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $33,560, of which $18,732 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended October 31, 2008, the Fund paid its allocated portion of the retirement benefit of $773 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended October 31, 2008, the Fund's custodian fee was reduced by $3,594 and $975 for custody and transfer agent credits earned, respectively.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2008		Year Ended October 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	14,019,175	$ 136,705,436	4,621,302	$ 45,811,062
Class B	311,292	3,014,801	168,721	1,673,897
Class C	1,057,384	10,251,483	525,553	5,208,098
Class S	360,477	3,460,391	157,308	1,558,560
Institutional Class	634,444	6,181,807	446,099	4,427,666
		$ 159,613,918		$ 58,679,283
Shares issued to shareholders in reinvestment of distributions
Class A	531,964	$ 5,121,959	258,520	$ 2,563,297
Class B	17,004	164,624	16,718	165,788
Class C	54,449	526,911	52,334	518,277
Class S	7,959	76,298	2,830	28,061
Institutional Class	34,583	336,507	54,297	538,996
		$ 6,226,299		$ 3,814,419
Shares redeemed
Class A	(8,232,821)	$ (79,102,587)	(2,636,663)	$ (26,141,379)
Class B	(281,556)	(2,728,340)	(398,184)	(3,948,068)
Class C	(937,988)	(9,056,003)	(869,673)	(8,612,182)
Class S	(97,023)	(932,920)	(80,500)	(798,610)
Institutional Class	(1,338,960)	(13,098,931)	(600,523)	(5,958,496)
		$ (104,918,781)		$ (45,458,735)
Redemption fees		$ 6,393		$ 3,192
Net increase (decrease)
Class A	6,318,318	$ 62,728,281	2,243,159	$ 22,234,982
Class B	46,740	452,702	(212,745)	(2,108,343)
Class C	173,845	1,722,993	(291,786)	(2,884,675)
Class S	271,413	2,604,417	79,638	788,011
Institutional Class	(669,933)	(6,580,564)	(100,127)	(991,816)
		$ 60,927,829		$ 17,038,159

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Advisor Funds and Shareholders of DWS Short Duration Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Short Duration Fund (the "Fund") at October 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 23, 2008	PricewaterhouseCoopers LLP

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DIMA and Aberdeen Asset Management, Inc. ("AAMI") in September 2008. As noted below, in the case of AAMI, the Board also determined to terminate the Sub-Advisory Agreement as of December 1, 2008.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders at a special meeting held in 2006. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's and AAMI's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and AAMI provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA and AAMI to attract and retain high-quality personnel, and the organizational depth and stability of DIMA and AAMI. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 2nd quartile of the applicable Lipper universe for the one- and three-year periods and the 1st quartile for the five-year period (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one- and three-year periods and outperformed its benchmark in the five-year period ended December 31, 2007. The Board recognized that DIMA has made significant changes in the Fund's management structure, including the termination of AAMI as the Fund's subadvisor and the introduction of a new portfolio management team effective December 1, 2008.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). With respect to the sub-advisory fee paid to AAMI, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and AAMI.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DeAM products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of October 31, 2008. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004[2] Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		134
Paul K. Freeman (1950) Vice Chairperson since 2008 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	134
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	134
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	134
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	134
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	134
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	134
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	134
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	134
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	134
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	134
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	137
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	134
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[10] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[10] (1962) Assistant Secretary 2005-present	Director[5], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[9] (1957) Assistant Treasurer, 2003-present	Director[5], Deutsche Asset Management
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Represents the year Ms. Driscoll was first appointed Chairperson of certain DWS funds.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SDUAX	SDUBX	SDUCX	SDUSX	MGSFX
CUSIP Number	23339E 822	23339E 814	23339E 798	23339E 780	23339E 772
Fund Number	434	634	734	2334	557

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, October 31, 2008, DWS Short Duration Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS SHORT DURATION FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2008	$57,380	$0	$0	$0
2007	$53,250	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2008	$0	$19,000	$0
2007	$58,500	$25,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2008	$0	$19,000	$600,000	$619,000
2007	$0	$25,000	$0	$25,000

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Central Europe & Russia Fund, Inc.

DWS Core Fixed Income Fund, a series of DWS Advisor Funds

DWS High Income Plus Fund, a series of DWS Advisor Funds

DWS International Select Equity Fund, a series of DWS Advisor Funds

DWS Short Duration Fund, a series of DWS Advisor Funds

DWS Short-Term Municipal Bond Fund, a series of DWS Advisor Funds

DWS Balanced Fund

DWS Blue Chip Fund

DWS Global High Income Fund, Inc.

DWS Emerging Markets Fixed Income Fund, a series of DWS Global/International Fund, Inc.

DWS Global Bond Fund, a series of DWS Global/International Fund, Inc.

DWS Global Opportunities Fund, a series of DWS Global/International Fund, Inc.

DWS Emerging Markets Equity Fund, a series of DWS International Fund, Inc.

DWS Europe Equity Fund, a series of DWS International Fund, Inc.

DWS Latin America Equity Fund, a series of DWS International Fund, Inc.

DWS Gold & Precious Metals Fund, a series of DWS Mutual Funds, Inc.

DWS Strategic Government Securities Fund

DWS Strategic Income Fund

DWS Technology Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 29, 2008